                                                                EXHIBIT 23.1



                        CONSENT OF INDEPENDENT AUDITORS


We hereby consent to the incorporation by reference in each of the Registration Statements of Solo Serve Corporation on Forms S-8 (Nos. 33-99000 and 33-99670) filed on November 20, 1995, of our report dated May 14, 1997 appearing on Page F-1 of this Annual Report on Form 10-K. We also consent to the incorporation of our report on the Financial Statement Schedule, which appears on page S-1 of this Form 10-K.


PRICE WATERHOUSE LLP

San Antonio, Texas